Supplement dated September 16, 2019

to the Currently Effective Summary Prospectus, Prospectus, and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees has approved the addition of PGIM Limited as a subadviser to each Fund. As a result, effective immediately, each Fund's Summary Prospectus, Prospectus and Statement of Additional Information are amended as set forth below.

1.In each Fund's Summary Prospectus and Statutory Prospectus, PGIM Limited is added as Subadviser in the table entitled "Management of the Fund".

2.In each Fund's Statutory Prospectus, the following paragraph is added at the end of the section entitled "How the Fund is Managed—Investment Subadvisers":

PGIM Limited is an indirect wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of June 30, 2019, PGIM Limited managed approximately $50.3 billion in assets, and PGIM Limited-Fixed Income managed approximately $46.7 billion.

3.In Part I of each Fund's Statement of Additional Information, in the section titled "Information About Board Members and Officers—Board Committees—Investment Committees" the applicable disclosure is amended as follows:

Investment Committees: The Board of each fund in the PGIM retail mutual funds complex has formed joint committees to review the performance of each Fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each Fund that is subadvised by Jennison Associates LLC and QMA LLC. The Dryden Investment Committee reviews the performance of each Fund that is subadvised by PGIM Fixed Income, PGIM Real Estate, and PGIM Limited (each of which is a business unit of PGIM, Inc.). In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees. The Non-Management Interested Board Member sits on one of the two committees.

4.In Part I of each Fund's Statement of Additional Information, the section entitled "Management & Advisory Arrangements—Subadvisory Arrangements" is updated to reflect that PGIM Limited, together with PGIM Fixed Income, serves as a subadviser to the Fund.

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PGIM INVESTMENTS FUNDS

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

Prudential Investment Portfolios 2

PGIM Core Conservative Bond Fund

PGIM Core Short-Term Bond Fund

PGIM Core Ultra Short Bond Fund

PGIM Institutional Money Market Fund

Prudential Investment Portfolios, Inc. 14

PGIM Floating Rate Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

The Target Portfolio Trust

PGIM Core Bond Fund

PGIM Corporate Bond Fund

PGIM ETF Trust

PGIM Ultra Short Bond ETF

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